SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2014 (May 8, 2014)

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2014, the board of directors (“Board”) of Neuralstem, Inc. (the “Company”) was expanded from six (6) to seven (7) members upon the appointment of Sandford Smith. Mr. Smith will serve as a Class I director until the Company’s 2015 annual shareholders meeting or until such time as he resigns or is removed.

Mr. Smith served from 1996 until 2011 in various senior and executive management positions at Genzyme Corporation (Formerly NASDAQ: GENZ), including most recently as Executive Vice President and President, International Group with responsibility for the commercial activities for Genzyme’s products outside of the U.S. Prior to joining Genzyme, Mr. Smith served from 1986 to 1996 as President and Chief Executive Officer and a Director of Repligen Corporation, a formerly publicly traded biotechnology company. Mr. Smith previously held a number of positions with Bristol-Myers Squibb Company (NYSE: BMY) from 1977 to 1986, including Vice President of Business Development and Strategic Planning for the Pharmaceutical Group. Mr. Smith currently serves as a director of Cytokynetics, Inc. (NASDAQ: CYTK), a biopharmaceutical company and BioBehavioral Diagnostics Company (a privately held company that manufactures and markets technologies for the diagnosis and management of neurological and psychiatric conditions), and serves as a member of the President’s Advisory Board of Brigham and Women’s Hospital in Boston. Mr. Smith also is the founder of Smith Scholars, a medical residency program for physicians from resource-poor nations. During the past five years, Mr. Smith has served as a director of Ariad Pharmaceuticals, Inc. (NASDAQ: ARIA) and Nventa Biopharmaceuticals Corporation.

There are no family relationships among Mr. Smith and any of our executive officers or directors.

As compensation for his services on the Board, Mr. Smith will participate in the Company’s non-executive board compensation plan as described in the Company’s Proxy Statement filed on April 29, 2014.

A copy of the press release announcing the appointment of Mr. Smith is attached to this report as Exhibit 99.01.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

99.01	Press Release Dated May 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ I. Richard Garr
I. Richard Garr Chief Executive Officer

Dated: May 12, 2014

Exhibit Number	Description

99.01	Press Release Dated May 8, 2014